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                                                                   Exhibit 10.15
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                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                    BETWEEN

                                NAVISITE, INC.

                                      AND

                                  CMGI, INC.


                ------------------------------------------------


                             Dated as of May 1, 1999


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

                               TABLE OF CONTENTS

                                     Title
                                     -----
Section                                                                     Page
-------                                                                     ----

Recitals..................................................................... 1

Agreement.................................................................... 1

Section 1.  Pledge........................................................... 1

Section 2.  Secured Obligations.............................................. 3

Section 3.  No Release....................................................... 3

Section 4.  Supplements; Further Assurances.................................. 3

Section 5.  Representations and Warranties of Pledgor........................ 4

Section 6.  Covenants........................................................ 5

Section 7.  Transfers and Other Liens........................................ 8

Section 8.  Remedies upon Default............................................ 8

Section 9.  Application of Proceeds.......................................... 9

Section 10.  Expenses........................................................ 9

Section 11.  No Waiver; Cumulative Remedies.................................. 10

Section 12.  The Lender May Perform; the Lender Appointed Attorney-in-Fact... 10

Section 13.  Indemnity....................................................... 10

Section 14.  Litigation...................................................... 12

Section 15.  Modifications in Writing........................................ 12

Section 16.  Termination; Release............................................ 12

Section 17.  Reinstatement................................................... 13

Section 18.  Notes........................................................... 13

Section 20.  Continuing Security Interest; Assignment........................ 13

Section 21.  Governing Law; Terms............................................ 13

Section 22.  Consent To Jurisdiction and Service of Process.................. 14

Section 23.  Severability of Provisions...................................... 14

Section 24.  Execution in Counterparts....................................... 14

Section 25.  Headings........................................................ 15

Section 26.  Obligations Absolute............................................ 15

Section 27.  Waiver of Single Action......................................... 15

Section 28.  Future Advances................................................. 16




                                   SCHEDULES

         Schedule A   Patents

         Schedule B   Trademarks & Service Marks

         Schedule C   Copyrights

         Schedule D   Liens

         Schedule E   Required Consents & Licenses

         Schedule F   Claims, Litigation, Etc.

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                            Dated as of May 1, 1999

         This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), is
                                                              ---------
made as of May 1, 1999, by and between NAVISITE, INC. a Delaware corporation having its principal place of business at One Hundred Brickstone Square, Andover, Massachusetts 01810 ("Pledgor"), in favor of CMGI, INC., having an
                               -------
office at One Hundred Brickstone Square, Andover, Massachusetts 01810 (the "Lender").
 ------
                                   RECITALS
                                   --------

     A. The Lender has agreed to make certain advances (the "Loans") to the
                                                             -----
Pledgor, which advances shall be evidenced by a Secured Convertible Demand Note dated as of May 1, 1999 (the "Convertible Note") and a Secured Demand Note dated
                              ----------------
May 1, 1999 (the "Demand Note," and, together with the Convertible Note, the
                  -----------
"Notes").
 -----

     B. Pledgor is the owner of the Pledged Collateral (as defined below)

     C. It is a condition precedent to the Lender's willingness to make the Loans that Pledgor shall execute and deliver, among other agreements, this Agreement.

     D. This Agreement is given by Pledgor in favor of the Lender to secure the payment and performance of all of the Secured Obligations (as defined below).

     E. This Agreement, the Notes, the Security Agreement between the Lender and the Pledgor of even date herewith, and all documents executed in connection with any of the foregoing are collectively referred to herein as the "Loan
                                                                 ----
Documents."
---------
                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and the Lender hereby agree as follows:

     Section 1. Pledge. Pledgor hereby pledges and grants to the Lender a
                ------
continuing first priority security interest in all of Pledgor's right, title and interest, whether now existing or hereafter

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acquired, in and to the following property (collectively, the "Pledged
                                                               -------
Collateral") to secure all of the Secured Obligations:
----------

     (a) Patents issued or assigned to and all patent applications made by Pledgor and all exclusive licenses to Pledgor from third parties or other rights to use patents owned by such third parties, including, without limitation, the patents, patent applications and exclusive licenses listed on Schedule A hereto,
                                                              ----------
along with any and all (1) inventions and improvements described and claimed therein, (2) reissues, divisions, continuations, extensions and continuations-in-part thereof, (3) income, royalties, damages, claims and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (4) rights to sue for past, present and future infringements thereof, and (5) any other rights corresponding thereto throughout the world (collectively, "Patents");
                          -------

     (b) Trademarks (including service marks), federal and state trademark registrations and applications made by Pledgor (excluding Federal Intent To Use Applications), common law trademarks and trade names owned by or assigned to Pledgor, all registrations and applications for the foregoing and all exclusive licenses from third parties of the right to use trademarks of such third parties, including, without limitation, the registrations, applications and exclusive licenses listed on Schedule B hereto, along with any and all (1)
                             ----------
renewals thereof, (2) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, (3) rights to sue for past, present and future infringements thereof, and (4) and any other rights corresponding thereto throughout the world (collectively, "Trademarks");
                                                           ----------

     (c) Copyrights, registered or unregistered, owned by or assigned to Pledgor, and all exclusive licenses to Pledgor from third parties to use copyrights owned by such third parties, including, without limitation, the registrations, applications and exclusive licenses listed on Schedule C hereto,
                                                             ----------
along with any and all (1) renewals and extensions thereof, (2) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (3) rights to sue for past, present and future infringements thereof, and (4) and any other rights corresponding thereto throughout the world (collectively, "Copyrights");
                                                           ----------

     (d) The entire goodwill of Pledgor's business and other general intangibles (including know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae) connected with the use of and symbolized by Trademarks of Pledgor; and

     (e) All Proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") or other relevant law) of any of the
                                   ---
foregoing, and in any event including, without limitation, any and all (1) proceeds of any insurance, indemnity, warranty or guaranty payable to the Lender or to Pledgor from time to time with respect to any of the Pledged Collateral,
(2) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental authority (or any person acting on behalf of a governmental authority), (3) instruments representing amounts receivable in respect of any Patents, Trademarks or Copyrights, (4) products of the Pledged Collateral and (5) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral. Notwithstanding the foregoing, "Pledged Collateral" shall not include any rights of Pledgor under any contract, agreement, license or instrument to the extent that such contract, agreement, license or instrument prohibits the assignment thereof or grant of a lien therein.

     Section 2. Secured Obligations. The security interest hereby granted shall
                -------------------
secure the due and punctual payment and performance of the following liabilities and obligations of the Pledgor (herein called the "Secured Obligations"):
                                                   -------------------

          (1) Principal of and premium, if any, and interest on the Loans;

          (2) Any and all obligations of the Pledgor under the Notes; and

          (3) Any and all other obligations of the Pledgor to the Lender, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising, including, without limitation, any and all other fees, premiums, penalties or other indebtedness of the Pledgor to the Lender.

     Section 3. No Release. Nothing set forth in this Agreement shall relieve
                ----------
Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person or entity (each a "Person") under or in respect of any of the Pledged Collateral or impose any
 ------
obligation on the Lender to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or impose any liability on the Lender for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement or any other Loan Document or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder and under the other Loan Documents.

     Section 4. Supplements; Further Assurances. Pledgor (1) agrees that it will
                -------------------------------
join with the Lender in executing and, at its own expense, will file and refile, or permit the Lender to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement and exclusive licenses to use software and other property protected by copyright), in such offices (including, without limitation, the United States Patent and Trademark Office, appropriate state trademark offices and the United States Copyright Office), as the Lender may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Lender hereunder, and (2) hereby authorizes the Lender to file financing statements and amendments, relative to all or any part of the Pledged Collateral, without the signature of Pledgor where permitted by law and agrees to do such

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further acts and things, and to execute and deliver to the Lender such additional assignments, agreements, powers and instruments, as the Lender may reasonably require to carry into effect the purposes of this Agreement or better to assure and confirm unto the Lender its respective rights, powers and remedies hereunder. Pledgor shall, upon the reasonable request of the Lender, and hereby authorizes the Lender to, take any and all such actions as may be deemed advisable by the Lender to perfect and preserve the rights and interests granted to the Lender with respect to the Pledged Collateral wherever located. All of the foregoing shall be at the sole cost and expense of Pledgor.

     Section 5. Representations and Warranties of Pledgor. Pledgor hereby
                -----------------------------------------
represents and warrants to the Secured Parties as follows:

     (a) Pledgor is, and, as to Pledged Collateral acquired by it from time to time after the date hereof, Pledgor will be, the sole and exclusive owner or, as applicable, licensee of all Pledged Collateral, subject to Section
     7. The pledge and security interest created by this Agreement shall not at any time be subject to any prior lien, pledge, security interest, encumbrance, assignment, collateral assignment or charge of any kind, including, without limitation, any filing or agreement to file a financing statement as debtor under the UCC or any similar statute or any subordination arrangement in favor of any party other than Pledgor (collectively, "Liens"). Pledgor further represents and warrants to the
                     -----
     Lender that Schedules A, B and C hereto, respectively, are true, correct
                 --------------------
     and complete lists as of the date hereof of all Patents, registered Trademarks and Trademark applications and registered Copyrights and Copyright applications owned by Pledgor and that Schedules D, E and F
                                                      --------------------
     hereto are true and correct with respect to the matters set forth therein as of the date hereof.

     (b) Pledgor has full corporate power, authority and legal right to pledge and grant a security interest in the Pledged Collateral in accordance with the terms of this Agreement and this Agreement has been duly and validly executed and delivered by Pledgor, constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (c) Except as set forth on Schedule E hereto and except for filings with
                                ----------
     the Patent and Trademark Office, under the UCC and under applicable foreign law, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court (other than in connection with the exercise of judicial remedies), governmental agency or regulatory authority, or with any securities exchange or any other Person is required in connection with (1) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement, or the execution, delivery or performance by Pledgor of this Agreement, (2) the grant of a security interest (including the priority thereof when the appropriate filings have been made and accepted) in, the Pledged Collateral by Pledgor in the manner and for the purpose contemplated by this Agreement or (3) the exercise of the rights and remedies of the Lender created hereby.

     (d) Pledgor has made and will continue to make all necessary filings and recordations from time to time and use appropriate statutory notice to protect its interests in the Pledged Collateral, including, without limitation, appropriate recordations of its interests in the Patents and Trademarks in the United States Patent and Trademark Office and in corresponding offices wherever it does business using such Patents and Trademarks throughout the world and its claims to Copyrights in the United States Copyright Office, in each case including exclusive licenses and as otherwise requested from time to time by the Lender, but in any event all in a manner consistent with prudent and commercially reasonable business practices.

     (e) Pledgor owns or has rights to use all the Pledged Collateral and all rights with respect to any of the foregoing used in, necessary for or material to Pledgor's business as currently conducted and as contemplated to be conducted pursuant to the Loan Documents. To Pledgor's best knowledge, the use of such Pledged Collateral by Pledgor does not infringe on the rights of any Person and, except as set forth on Schedule F attached hereto, no material claim has been made and remains outstanding that Pledgor's use of the Pledged Collateral does or may violate the rights of any third person.

     (f) Upon filings and the acceptance thereof in the appropriate offices under the UCC and in the United States Patent and Trademark Office and the United States Copyright Office, this Agreement will create a valid and duly perfected first priority lien and security interest in the United States in the Pledged Collateral, subject to no Liens.

     Section 6. Covenants. (a) On a continuing basis, Pledgor will, at the
                ---------
expense of Pledgor, subject to any prior licenses, Liens and restrictions, make, execute, acknowledge and deliver, and file and record in the proper filing and recording offices, all such instruments or documents, including, without limitation, appropriate financing and continuation statements, exclusive licenses and collateral agreements, and take all such action (limited, as aforesaid, if applicable) as may reasonably be deemed necessary or appropriate by the Lender (i) to carry out the intent and purposes of this Agreement, (ii) to assure and confirm to the Lender the grant or perfection of a security interest in the Pledged Collateral for the benefit of the Lender, and (iii) during the continuation of an Event of Default, to enable the Lender to exercise and enforce their rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor:

                (A) will not enter into any agreement that would impair or conflict with Pledgor's obligations hereunder;

                (B) will, from time to time, upon the Lender's request, cause its books and records to be marked with such legends or segregated in such manner as the Lender may specify and take or cause to be taken such other action and adopt such procedures as the Lender may specify to give notice or to perfect the security interest in the Pledged Collateral intended to be conveyed hereby;

     (C) will, promptly following its becoming aware thereof, notify the Lender of

         (i) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or United States Copyright Office with respect to any Patent, Trademark or Copyright material to Pledgor's business; or

         (ii) any written claim received, the institution of any proceeding or any materially adverse determination in any federal, state, local or foreign court or administrative bodies (other than the U.S. Patent and Trademark Office or the U.S. Copyright Office) regarding Pledgor's claim of ownership in or right to use any of the Pledged Collateral, its right to register the Pledged Collateral, or its right to keep and maintain such registration in full force and effect;

     (D) will properly maintain and protect the Pledged Collateral to the extent necessary or appropriate for the conduct of Pledgor's business (as presently conducted and as contemplated by the Loan Documents) and consistent with Pledgor's current practice in accordance with applicable statutory requirements;

     (E) will not grant or permit to exist any Lien upon or with respect to the Pledged Collateral or any portion thereof except Liens in favor of the Lender for itself and the Lender or as permitted under this Agreement and Liens permitted by Section 7 hereof, and will not execute any security agreement or financing statement covering any of the Pledged Collateral except in the name of the Lender for itself and the Secured Parties or as permitted under this Agreement;

     (F) except in accordance with prudent and commercially reasonable business practices, will not permit to lapse or become abandoned, settle or compromise any pending or future litigation or administrative proceeding with respect to the Pledged Collateral without the consent of the Lender, or contract for sale or otherwise dispose of the Pledged Collateral or any portion thereof except pursuant to Section 7 hereof;

     (G) upon Pledgor obtaining knowledge thereof, will promptly notify the Lender in writing of any event which may reasonably be expected to materially adversely affect the value of the Pledged Collateral or any portion thereof, the ability of Pledgor or the Lender to dispose of the Pledged Collateral or any portion thereof or the rights and remedies of the Lender in relation thereto including, without limitation, a levy or threat of levy or any legal process against the Pledged Collateral or any portion thereof;

     (H) until the Lender exercises its rights to make collection, will diligently keep commercially reasonable records respecting the Pledged Collateral;

     (I) subject to the first sentence of this Section 6(a), hereby authorizes the Lender, in its sole discretion, to file one or more financing or continuation statements and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor where permitted by law;

     (J) will furnish to the Lender from time to time statements and amended schedules further identifying and describing the Pledged Collateral and such other materials evidencing or reports pertaining to the Pledged Collateral as the Lender may from time to time reasonably request, all in reasonable detail;

     (K) will pay when due any and all taxes, levies, maintenance fees, charges, assessments, licenses fees and similar taxes or impositions payable in respect of the Pledged Collateral, that, if not paid, could result in a material adverse effect, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Pledgor has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a material adverse effect;

     (L) will comply in all material respects with all laws, rules and regulations applicable to the Pledged Collateral; and

     (M) will deposit with the Lender, at such times as the Lender shall reasonably request, copies of all source code of all software owned by Pledgor as the Lender shall request which is material to the operation of Pledgor's business and such source code copy shall be of the most current version of all software and shall include all modifications and enhancements thereto and shall be annotated so as to be easily understood by a software technician of reasonable proficiency.

   (b) If, before the Secured Obligations shall have been paid and satisfied in full in cash or cash equivalents, Pledgor shall, (1) obtain any rights to any additional Pledged Collateral or (2) become entitled to the benefit of any additional Pledged Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Patent, or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and any item enumerated in clause 6(b)(1) or clause 6(b)(2) with respect to Pledgor shall automatically constitute Pledged Collateral if such would have constituted Pledged Collateral at the time of execution of this Agreement, and be subject to the Lien and security interest created by this Agreement without further action by any party. Pledgor shall, at least once in each calendar quarter, provide to the Lender written notice of any of the foregoing. In addition, Pledgor shall, at least once in each calendar quarter, provide written notice to the Lender of all applications for Patents and all applications for registration of Trademarks or Copyrights made during the preceding calendar quarter. Pledgor agrees, promptly following the written request by the Lender, to confirm the attachment of the lien and security interest created by this Agreement to any rights described in clause 6(b)(1) or clause 6(b)(2) above if such would have constituted Pledged Collateral at the time of execution of this Agreement by execution of an instrument in form acceptable to the Lender.

     (c) Pledgor authorizes the Lender to modify this Agreement by amending Schedules

A, B and/or C annexed hereto to include any future Pledged Collateral of
-------------
Pledgor, including, without limitations any of the items listed in Section 6(b).

             (d) Pledgor shall file and prosecute diligently all applications for Patents, Trademarks or Copyrights now or hereafter pending that would be useful or beneficial to the businesses of Pledgor to which any such applications pertain, and to do all acts necessary to preserve and maintain all rights in the Pledged Collateral unless such Pledged Collateral has become obsolete to Pledgor's business or otherwise does not merit prosecution, as reasonably determined by Pledgor consistent with prudent and commercially reasonable business practices. Any and all costs and expenses incurred in connection with any such actions shall be borne by Pledgor. Except in accordance with prudent and commercially reasonable business practices, Pledgor shall not abandon any right to file a Patent, Trademark or Copyright application or any pending Patent, Trademark or Copyright application or any Patent, Trademark or Copyright without the consent of the Lender.

     Section 7. Transfers and Other Liens. Pledgor will not (a) sell, convey,
                -------------------------
assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral except for licensing in the ordinary course of business or
(b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Liens for taxes, assessments or government charges or claims the payment of which is not at the time required and inchoate Liens imposed by law (each of which shall, except to the extent otherwise required by law, be subordinate to the lien created by this Agreement) and the lien granted to the Lender under this Agreement.

     Section 8. Remedies upon Default.
                ---------------------
     (a) If any Event of Default shall have occurred and be continuing, the Lender may to the full extent permitted by law (1) exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of any and all contractual rights and powers with respect to the Pledged Collateral and (2) sell or assign or grant a license to use, or cause to be sold, assigned or licensed any or all of the Pledged Collateral (in the case of Trademarks, along with the goodwill associated therewith) or any part thereof, in each case, free of all rights and claims of Pledgor therein and thereto. In accordance with such rights, the Lender shall have (A) the right to cause any or all of the Pledged Collateral to be transferred of record into the name of the Lender or its nominee and (B) the right to impose (i) such limitations and restrictions on the sale or assignment of the Pledged Collateral as the Secured Parties may deem to be necessary or appropriate to comply with any law, rule or regulation (federal, state or local) having applicability to the sale or assignment, and (ii) any necessary or appropriate requirements for any required governmental approvals or consents.

     (b) Except as provided in this Section 8 and other express notice provisions of the Loan Documents, Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Secured Parties of any of their rights and remedies hereunder.

     (c) Pledgor agrees that, to the extent notice of sale shall be required by law, ten (10) days' notice from the Lender of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. In addition to the rights and remedies provided in this Agreement and in the other Loan Documents, the Secured Parties shall have all the rights and remedies of a secured party under the UCC.

     (d) Except as otherwise provided herein, Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Lender's taking possession or the Lender's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and rights to a hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives to the extent permitted by applicable law: (1) all damages occasioned by any such taking of possession; (2) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Parties' rights hereunder; and (3) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgor.

     Section 9. Application of Proceeds. The proceeds of any Pledged Collateral
                -----------------------
obtained pursuant to the exercise of any remedy set forth in Section 8 shall be applied, together with any other sums then held by the Lender pursuant to this Agreement, promptly by the Lender:

          First, to the payment of all costs and expenses, fees, commissions and
          -----
     taxes of such sale, collection or other realization, including, without limitation, reasonable reimbursement to the Lender, and its agents and counsel for all expenses, fees, liabilities and advances made or incurred by them in connection therewith and all expenses, liabilities and advances made or incurred by the Lender in connection therewith, together with interest on each such amount at the rate then in effect under the Notes;

          Second, to the payment of all other costs and expenses of such sale,
          ------
     collection or other realization, including, without limitation, reasonable reimbursement to the Lender and its agents and counsel for all expenses, fees, liabilities and advances made or incurred by them in connection therewith and all costs, liabilities and indebtedness made or incurred by the Lender in connection therewith together with interest on each such amount at the highest rate then in effect under the Notes;

          Third, to the indefeasible payment in full in cash of the Secured
          -----
     Obligations, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable; and

          Fourth, to Pledgor, or its successors or assigns, or to
          ------
     whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

     Section 10. Expenses. Pledgor will pay on demand all expenses of the Lender
                 --------
and the Secured Parties in connection with the preparation, waiver or amendment of this Agreement or other Loan Documents executed in connection therewith, or the administration, default or collection of the Loans or administration, default, collection in connection with the Lender's exercise, preservation or enforcement of any of its rights, remedies or options thereunder, including, without limitation, reasonable fees and disbursements of outside legal counsel or accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Secured Obligations or any Collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate).

     Section 11. No Waiver; Cumulative Remedies. (a) No failure on the part of
                 ------------------------------
the Lender or the Secured Parties to exercise, no course of dealing with respect to, and no delay on the part of the Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     (b) In the event the Lender shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case, Pledgor and the Lender shall, to the extent permitted by applicable law, be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

     Section 12. The Lender May Perform; the Lender Appointed Attorney-in-Fact.
                 -------------------------------------------------------------
If Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of Pledgor contained herein shall be breached, the Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Lender shall be paid by Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Notes during the period from and including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 12 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder. Pledgor hereby appoints the Lender its attorney-in-fact with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in the Lender's reasonable discretion to take any action and to execute any instruments consistent with the terms of this Agreement and the other Loan Documents which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

     Section 13. Indemnity.
                 ---------

     (a) Indemnity. Pledgor agrees to indemnify, reimburse and hold the Lender
         ---------
and its successors, assigns, employees, agents and servants (collectively, "Indemnitees") harmless from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including, without limitation, attorneys' fees and expenses and the allocated costs of internal counsel) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the other Loan Documents or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, processing, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Pledged Collateral (including, without limitation, latent or other defects, whether or not discoverable, any claim for patent, trademark, trade secret or copyright infringement), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee)), or property damage, or contract claim; provided that Pledgor shall have no obligation to an Indemnitee hereunder to the extent it is finally judicially determined that such indemnified liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee. Upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, Pledgor shall assume full responsibility for the defense thereof. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, Pledgor shall, if requested by such Indemnitee, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to such Indemnitee. Each Indemnitee shall, unless any other Indemnitee has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or internal counsel) to investigate and control the defense of any matter covered by the indemnity set forth in this Section 13 and the fees and expenses of such counsel shall be paid by Pledgor; provided that, only to the extent that no conflict exists between or among the Indemnitees as reasonably determined by the Indemnitees, Pledgor shall not be obligated to pay the fees and expenses of more than one counsel for all Indemnitees as a group with respect to any such matter, action, suit or proceeding.

     (b) Misrepresentations. Without limiting the application of subsection
         ------------------
13(a), Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Pledgor in this Agreement or any of the other Loan Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Loan Documents.

     (c) Contribution. If and to the extent that the obligations of Pledgor
         ------------
under this Section 13 are unenforceable for any reason, Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

     (d) Survival. The obligations of Pledgor contained in this Section 13 shall
         --------
survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder and under the other Loan Documents.

     (e) Reimbursement. Any amounts paid by any Indemnitee as to which such
         -------------
Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

     Section 14. Litigation.
                 ----------

     (a) Pledgor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such applications for protection of Pledged Collateral, suits, proceedings or other actions for infringement, counterfeiting, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Pledged Collateral. Pledgor shall promptly notify the Lender in writing as to the commencement and prosecution of any such actions, or threat thereof relating to the Pledged Collateral and shall provide to the Lender such information with respect thereto as may be reasonably requested. The Lender shall provide all reasonable and necessary cooperation in connection with any such suit, proceeding or action, including, without limitation, joining as a necessary party.

     (b) Upon the occurrence and during the continuation of an Event of Default, the Lender shall have the right but shall in no way be obligated to file applications for protection of the Pledged Collateral and/or bring suit in the name of Pledgor or the Lender to enforce the Pledged Collateral and any license thereunder; in the event of such suit, Pledgor shall, at the request of the Lender, do any and all lawful acts and execute any and all documents required by the Lender in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify the Lender, as the case may be, for all costs and expenses incurred by the Lender in the exercise of its rights under this Section
14. In the event that the Lender shall elect not to bring suit to enforce the Pledged Collateral, Pledgor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, counterfeiting or other diminution in value of any of the Pledged Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person so infringing necessary to prevent such infringement as is in the reasonable business judgment of Pledgor necessary to protect the Pledged Collateral and the Lender shall provide, at Pledgor's expense, all necessary and reasonable assistance to Pledgor to maintain such action.

     Section 15. Modifications in Writing. No amendment, modification,
                 ------------------------
supplement,
termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be in writing and signed by the Lender and, except in the case of any such termination, waiver or consent, by the Pledgor. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Loan Document, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

     Section 16. Termination; Release. When all the Secured Obligations (other
                 --------------------
than Secured Obligations in the nature of continuing indemnitees or expense reimbursement obligations not yet due and payable) have been paid in full and have been terminated and the Lender and the Pledgor agree to terminate this Agreement, this Agreement shall terminate. Upon termination of this Agreement, the Lender shall, upon the request and at the expense of Pledgor, forthwith assign, transfer and deliver to Pledgor against receipt and without recourse to or warranty by the Lender, such of the Pledged Collateral to be released (in the case of a release) as may be in the possession of the Lender and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the expense of Pledgor, and proper instruments (including UCC termination statements on Form UCC-3 and documents suitable for recordation in the United States Patent and Trademark Office, the United States Copyright Office or similar domestic or foreign authority) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

     Section 17. Reinstatement. Notwithstanding the provisions of Section 16,
                 -------------
this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Pledgor or any substantial part of its properties, or otherwise, all as though such payments had not been made.

     Section 18. Notes. Notwithstanding any other provision of this Agreement,
                 -----
the rights of the parties hereunder are subject to the provisions of the Notes, including the provisions thereof pertaining to the rights and responsibilities of the Lender.

     Section 19. Notices. All notices, consents, approvals, elections and other
                 -------
communications hereunder shall be in writing (whether or not the other provisions of this Agreement expressly so provide) and shall be deemed to have been duly given if delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telephonic facsimile (fax), as follows:
(i) if to the Lender, to CMGI, Inc., 100 Brickstone Square, Andover, Massachusetts 01810, Attention: Chief Financial Officer, and (ii) if to the Debtor, to NaviSite, Inc., 100 Brickstone Square, Andover, Massachusetts 01810,
Attention: Chief Financial Officer.

     Section 20. Continuing Security Interest; Assignment. This Agreement shall
                 ----------------------------------------
create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full in cash of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Lender and its successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause 20(c), any the Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender, herein or otherwise, subject however, to the provisions of the Notes.

     Section 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 --------------------
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTEREST HEREUNDER, OR REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR INTELLECTUAL PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

     Section 22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL
                 ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION NOR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. IN THE EVENT THAT PLEDGOR DESIGNATES AND APPOINTS ANY PERSON AS ITS AGENTS AND SUCH PERSON IRREVOCABLY AGREES IN WRITING TO SERVE AS PLEDGOR'S AGENT TO RECEIVE ON PLEDGOR'S BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE IS HEREBY ACKNOWLEDGED BY PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO PLEDGOR, AND PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL CONSTITUTES SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER

MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 23. Severability of Provisions. Any provision of this Agreement
                 --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 24. Execution in Counterparts. This Agreement and any amendments,
                 -------------------------
waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

     Section 25. Headings. The Section headings used in this Agreement are for
                 --------
convenience of reference only and shall not affect the construction of this Agreement.

     Section 26. Obligations Absolute. To the extent permitted by applicable
                 --------------------
law, all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

     (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition liquidation or the like of Pledgor or any other subsidiary of Pledgor;

     (b) any lack of validity or enforceability of the Notes, any other Loan Document, or any other agreement or instrument relating thereto;

     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, any other Loan Document, or any other agreement or instrument relating thereto;

     (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations; or

     (e) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 15 hereof.

     Section 27. Waiver of Single Action. Pledgor hereby waives to the greatest
                 -----------------------
extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because the Lender elected to proceed with the exercise of such initial right or remedy or because of any failure by the Lender to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to the Lender, Pledgor shall not (a) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against Pledgor of any remedy in the Notes or executed in connection with the Notes or (b) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

     Section 28. Future Advances. This Agreement shall secure the payment of any
                 ---------------
amounts advanced from time to time pursuant to the Notes.

     Section 29. Construction in Event of Conflict. Simultaneously with the
                 ---------------------------------
execution of this Agreement, the parties are entering into a Security Agreement (the "Security Agreement"). In the event of any conflict between this Agreement
      ------------------
and the Security Agreement, the terms of this Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

                                        NAVISITE, INC.


                                        By: /s/ Joel B. Rosen
                                           -----------------------------------
                                            Name:   Joel B. Rosen
                                            Title:  Chief Executive Officer


                                        CMGI, INC.


                                        By: /s/ Andrew J. Hajducky
                                           -----------------------------------
                                            Name:   Andrew J. Hajducky III
                                            Title:  Chief Financial Officer

                                                                      SCHEDULE A

                                   PATENTS

                        (including exclusive licenses)

                         [To be furnished by Pledgor]

                                                                      SCHEDULE B

                                 TRADEMARKS & SERVICE MARKS

               (including registrations and applications and exclusive licenses)

                                [To be furnished by Pledgor]

                                                                      SCHEDULE C

                                         COPYRIGHTS

               (including registrations and applications and exclusive licenses)

                                [To be furnished by Pledgor]

                                                                      SCHEDULE D

                                     LIENS




                         [To be furnished by Pledgor]

                                                                      SCHEDULE E

                        REQUIRED CONSENTS AND LICENSES





                         [To be furnished by Pledgor]

                                                                      SCHEDULE F

                           CLAIMS, LITIGATION, ETC.





                         [To be furnished by Pledgor]